EATON VANCE TAX-MANAGED EQUITY ASSET ALLOCATION FUND
EATON VANCE TAX-MANAGED GLOBAL DIVIDEND INCOME FUND

EATON VANCE TAX-MANAGED GLOBAL SMALL-CAP FUND

EATON VANCE TAX-MANAGED MULTI-CAP GROWTH FUND

EATON VANCE TAX-MANAGED SMALL-CAP FUND

EATON VANCE TAX-MANAGED VALUE FUND
Supplement to Prospectus dated March 1, 2016

The following changes are effective immediately:

1.  The following replaces “Portfolio Managers” under “Management” in “Fund Summaries – Eaton Vance Tax-Managed Global Small-Cap Fund”:

Portfolio Manager

Aidan M. Farrell, Vice President of EVMI, has managed the Portfolio since August 2015.

2.  The following replaces the fourth paragraph under “Tax-Managed Global Small-Cap Portfolio.” in “Management.” under “Management and Organization”:

Aidan M. Farrell has served as the portfolio manager of Tax-Managed Global Small-Cap Portfolio since August 2015 and manages other Eaton Vance portfolios.  Prior to joining EVMI as a Vice President in June 2015, Mr. Farrell was Managing Director at Goldman Sachs Asset Management where he also served as a portfolio manager (2008-2015).

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